UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 5, 2014
HealthSouth Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2014, the Board of Directors of HealthSouth Corporation (the “Corporation”) amended and restated the Corporation’s existing Second Amended and Restated Change in Control Benefits Plan to provide, with respect to future equity awards, for a default “double trigger” on vesting of such outstanding equity awards in the event of a change in control. Accordingly, the only material change was to insert Section 2.05 to read as follows:

(a)
With respect to Awards granted on or after January 1, 2015, upon the occurrence of a Change in Control, notwithstanding the provisions of any Benefit Plan or agreement (except as provided in this Section 2.05):

(i)	with respect to outstanding Options and SARs:

(1)
If (x) the Company is the surviving entity and the Common Stock remains listed, quoted, or traded on a national securities exchange or automated quotation system or (y) the surviving entity assumes such Awards or substitutes in lieu thereof stock options or stock appreciation right relating to the stock of such surviving entity having an equivalent then-current value and remaining term, provided that such stock must be listed, quoted, or traded on a national securities exchange or automated quotation system (“Substitute Options/SARs”), such Awards or the Substitute Options/SARs, as applicable, shall be governed by their respective terms;

(2)
If (x)(i) the Company is the surviving entity and the Common Stock remains listed, quoted, or traded on a national securities exchange or automated quotation system or (ii) the surviving entity assumes such Awards or issues Substitute Options/SARs and (y) the Participant is terminated without Cause or for Good Reason within twenty-four (24) months following the date of the Change in Control, such Awards or Substitute Options/SARs, as applicable, held by the Participant that were not previously vested and exercisable shall become fully vested and exercisable effective as of the date of such termination and remain exercisable until the date that is two (2) years following the date of such termination, or the original expiration date, whichever first occurs;

(3)
If (x)(i) the Company is not the surviving entity or (ii) the Common Stock does not remain listed, quoted, or traded on a national securities exchange or automated quotation system and (y) the surviving entity does not assume such Awards or issue Substitute Options/SARs, each such Award shall become fully vested effective as of the date of the Change in Control and promptly cancelled in exchange for a cash payment in an amount equal to (A) the excess of Market Value per share of the Common Stock subject to the Award over the exercise or base price (if any) per share of Common Stock subject to such Award multiplied by (B) the number of shares of Common Stock subject to such Award;

(ii)	with respect to other outstanding Awards not subject to performance-based objectives (other than Options or SARs) (“Time-based Awards”):

(1)
if (x) the Company is the surviving entity and the Common Stock remains listed, quoted, or traded on a national securities exchange or automated quotation system or (y) the surviving entity assumes such Awards or substitutes in lieu thereof time-based awards relating to the stock of such surviving entity having an equivalent then-current value and vesting date, provided that such stock must be listed, quoted, or traded on a national securities exchange or automated quotation system (“Substitute Time-based Awards”), such Awards or the Substitute Time-based Awards, as applicable, shall be governed by their respective terms;

(2)
if (x)(i) the Company is the surviving entity and the Common Stock remains listed, quoted, or traded on a national securities exchange or automated quotation system or (ii) the surviving entity assumes the such Awards or issues Substitute Time-based Awards and the Participant is terminated without Cause or for Good Reason within twenty-four (24) months following the Change in Control, such Awards or Substitute Time-based Awards, as applicable, held by the Participant that were not previously vested shall become fully vested immediately upon such termination;

(3)
If (x)(i) the Company is not the surviving entity or (ii) the Common Stock does not remain listed, quoted, or traded on a national securities exchange or automated quotation system and (y) the surviving entity does not assume the such Awards or issue Substitute Time-based Awards, such Awards shall become fully vested effective as of the date of the Change in Control and promptly cancelled in exchange for a cash payment of an amount equal to the Fair Market Value per share of the Common Stock subject to the Award immediately prior to the Change in Control multiplied by the number of shares of Common Stock subject to the Award;

(iii)
with respect to Awards subject to performance-based objectives (including but not limited to performance shares or performance share units), the vesting restrictions based upon achievement of the performance-based objectives shall deemed to have been met to the extent determined by the Compensation Committee as constituted immediately prior to the Change of Control and such achievement shall result in the deemed issuance of Time-based Awards or Substitute Time-based Awards, as applicable, with the same vesting date as provided in the original Award granted by the Company and such Awards will be subject to paragraphs (ii)(2) and (3) above, if applicable.

(b)
The Compensation Committee may, in its sole discretion, provide that: (x) an Award shall, upon the occurrence of a Change in Control, be cancelled in exchange for a payment in an amount equal to (i) the Fair Market Value per share of the Common Stock subject to the Award immediately prior to the Change in Control over the exercise or base price (if any) per share of Common Stock subject to such Award multiplied by (ii) the number of shares granted under such Award; and (y) each Award shall, upon the occurrence of a Change in Control, be cancelled without payment therefore if the Fair Market Value per share of the Common Stock subject to such Award immediately prior to the Change in Control is less than the exercise or purchase price (if any) per share of Common Stock subject to such Award.

(c)
Notwithstanding the foregoing, in the event that the terms of any award under a Benefit Plan shall provide for vesting treatment of equity awards to such Participant that are more favorable than the provisions of paragraphs (a) and (b) above, the provisions of such award shall control the vesting treatment with respect to any equity awards to which such provisions are applicable. Also notwithstanding the foregoing, payments described in this Section generally shall be made immediately following the accelerated vesting date described in this Section, and in no event later than the last day of the “applicable 2½ month period,” as defined in Treasury Regulations Section 1.409A-1(b)(4); provided, however, that payments of amounts described in this Section that are “deferrals of compensation” subject to Section 409A may be accelerated only to the extent such acceleration does not trigger a “plan failure” pursuant to Section 409A.

The Third Amended and Restated Change in Control Benefits Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

10.1	HealthSouth Corporation Third Amended and Restated Change in Control Benefits Plan, adopted as of December 5, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthSouth Corporation

By:     /s/ John P. Whittington

Name:	John P. Whittington

Title:	Executive Vice President,
General Counsel and Secretary

Dated: December 8, 2014